As filed with the Securities and Exchange Commission on March 15, 2022

1933 Act Registration No. 033-[                ]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. [   ]

POST-EFFECTIVE AMENDMENT NO. [   ]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

Jayson R. Bronchetti, President

1301 South Harrison Street

Fort Wayne, Indiana 46802

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Ronald A. Holinsky, Esquire

Lincoln Financial Group

150 N. Radnor-Chester Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esquire

Dechert, LLP

2010 Main Street, Suite 500

Irvine, CA 92614

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of securities being registered: Shares of beneficial interest, without par value, of the Acquiring Fund, a series of the Registrant.

It is proposed that this Registration Statement will become effective on April 14, 2022 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PROXY MATERIALS

LVIP T. Rowe Price 2010 Fund

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

April [__], 2022

ACTION REQUIRED

Dear Contract Owners and Shareholders:

Enclosed is a notice and Proxy Statement/Prospectus relating to a Special Meeting of Shareholders of the LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”).

The Acquired Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). The Special Meeting of Shareholders, together with any postponements or adjournments thereof, (the “Meeting”) of the Acquired Fund is scheduled to be held via the Internet on June [6], 2022 at [__] a.m., Eastern time. At the Meeting, the shareholders of the Acquired Fund who are entitled to vote at the Meeting will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of the Acquired Fund into the LVIP JPMorgan Retirement Income Fund, a series of the Trust (the “Acquiring Fund”) (the “Reorganization”). Each series is managed by Lincoln Investment Advisors Corporation.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in the Acquired Fund through the investment divisions of a separate account or accounts established by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), you are entitled to instruct Lincoln Life and Lincoln New York, as applicable, how to vote the Acquired Fund shares related to your interest in those accounts held as of the close of business on February 22, 2022. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) The attached Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus describe the matters to be considered at the Meeting. You should read the Proxy Statement/Prospectus prior to completing your voting instruction card.

The Board has approved the proposal and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in your best interest, the final decision belongs to the Contract Owners.

If the Reorganization is approved and implemented, each Contract Owner that invests indirectly in the Acquired Fund will automatically become a Contract Owner that invests indirectly in the Acquiring Fund.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to provide voting instructions, please see the Contract Owners Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions virtually, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

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Very truly yours,

Jayson R. Bronchetti
President and Chairman
Lincoln Variable Insurance Products Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June [6], 2022

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP T. Rowe Price 2010 Fund

1301 South Harrison Street

Fort Wayne, Indiana 46802

[(800) 4LINCOLN (454-6265)]

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), will be held on June [6], 2022 at [___] a.m., Eastern time, over the internet in a virtual meeting format.

The Meeting will be held to act on the following proposal:

1.	To approve the Agreement and Plan of Reorganization with respect to the reorganization of the LVIP T. Rowe Price 2010 Fund into the LVIP JPMorgan Retirement Income Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of the proposal.

Only shareholders of record who owned shares of the Acquired Fund at the close of business on February 22, 2022 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you are a shareholder of record of the Acquired Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares should be voted.

Shares of the Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement/Prospectus describing the matters to be voted on at the Meeting or any adjournment(s) thereof is included with this Notice. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting. However, we do need your voting instructions. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction card included with this Proxy Statement/Prospectus in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions and provide voting instructions or your virtual vote. The number of shares of the Acquired Fund attributable to you will be voted in accordance with your voting instruction card.

If you have any questions about the Meeting, please feel free to call [(800) 4LINCOLN (454-6265)].

By Order of the Board of Trustees of the Trust,

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/s/ Samuel K. Goldstein

Samuel K. Goldstein

Assistant Secretary

April [__], 2022

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on June [6], 2022: this Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus, and the form of voting instruction card are available on the Internet at https://www.proxy-direct.com/lin-[        ].

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

We are providing you with this overview of the proposal on which your vote is requested. Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference. Your vote is important.

Questions and Answers

Q.        Why are you sending me the Proxy Statement/Prospectus?

A.        You are receiving a Proxy Statement/Prospectus because you beneficially owned shares of the Acquired Fund noted in the chart below as of February 22, 2022, and you have the right to vote on a very important proposal. The Proxy Statement/Prospectus contains information that you should know before voting on the proposal which, if approved and consummated, will result in important changes to your investment.

Q.        What am I being asked to vote upon?

A.        You are being asked to approve an Agreement and Plan of Reorganization (the “Agreement”) to effect the reorganization of the Acquired Fund into the Acquiring Fund as indicated in the table below.

Acquired Fund	Acquiring Fund
LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund

If shareholders of the Acquired Fund approve the Agreement and certain other closing conditions are satisfied or waived, the Standard Class shares and Service Class shares you currently own of the Acquired Fund would be exchanged for the same value of Standard Class shares and Service Class shares, respectively, of the Acquiring Fund noted in the chart above. We refer to the transaction as a “Reorganization.”

Q.        Why has the Board approved the Reorganization proposal?

A.        The Board concluded that the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund. The Board based its approval on several factors, including that the Acquired Fund, as a target date fund, requires a “landing spot” for investors to continue to seek retirement income after their target retirement date; the Funds’ similar investment objectives and principal investment strategies (as described below under “Comparison of Investment Objectives, Policies and Strategies”); the Acquired Fund’s glide path approaches that of the Acquiring Fund’s; the Acquiring Fund’s similar net expense ratio for each class of shares (as described below under “Comparison of Fees and Expenses”); the comparative performance of the Funds (as described below under “Comparative Performance Information”); improved prospects for economies of scale in the Acquiring Fund after the Reorganization due to the additional assets that the Acquiring Fund would acquire in the Reorganization; and the agreement (discussed below) of the Funds’ investment adviser to pay all costs related to the Reorganization. Further information on the Board’s considerations is included under “Board Considerations.”

Q.        What will happen to the existing shares?

A.        Immediately after the Reorganization, you indirectly will own shares of the Acquiring Fund that are equal in total value, as of the closing date of the Reorganization, to the shares of the Acquired Fund held as of such time. Therefore, your investment will not lose value as a result of the Reorganization.

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Q.        Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of each Acquired Fund and the Acquiring Fund?

A.        The Acquired Fund has substantially similar investment objective, principal investment strategies, and principal risks as the Acquiring Fund. See “Comparison of Investment Objectives, Policies and Principal Investment Strategies” section below for additional information.

Q.        How do the fees and expenses compare?

A.        The net annual fund operating expenses of the Acquiring Fund are the same as those of the Acquired Fund. Lincoln Investment Advisors Corporation (“LIAC”) has agreed to reimburse fund expenses of the Acquiring Fund for two years from the closing date of the Reorganization so that the Acquiring Fund’s net annual fund operating expenses will be no greater than the net annual fund operating expenses of the Acquired Fund.

The section entitled “Comparison of Fees and Expenses” of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail

Q.        Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.        No. Your shares of the Acquired Fund will be exchanged for an equal value of shares of the same class of the Acquiring Fund without the imposition of any sales load, commission or other transactional fee.

Q.        What are the expected federal income tax consequences of the Reorganization?

A.        The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, the Acquired Fund and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

Q.        Has the Board considered the Agreement and the Reorganization, and how does it recommend that I vote?

A.        The Board, including the Independent Trustees, has carefully considered the Agreement and the Reorganization and unanimously recommends that you vote “FOR” the Agreement.

Q.        What is the anticipated timing of the Reorganization?

A.        The Reorganization is expected to occur on or about June [10], 2022 (the “Closing Date”).

Q.        What will happen if shareholders of the Acquired Fund do not approve the Agreement?

A.        If shareholders of the Acquired Fund do not approve the Agreement or if the Reorganization is not completed for any other reason, the Board, on behalf of the Acquired Fund, will consider other possible courses of action, including continuing to operate the Acquired Fund as a stand-alone fund, merging the Acquired Fund into another fund, or liquidating the Acquired Fund.

Q.        Will the Acquired Fund or Acquiring Fund pay the costs of this proxy solicitation or any direct costs in connection with the proposed Reorganization?

A.        No. Neither of the Funds will bear these costs. LIAC will bear all expenses of the Reorganization as set forth in the Agreement, whether or not the Reorganization is consummated.

Q.        How do I vote my shares?

A.        For your convenience, there are several ways you can vote:

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•	By telephone (call the toll-free number listed on your proxy card or cards)

•	By Internet (log on to the website listed on your proxy card or cards)

•	By mail (using the enclosed postage prepaid envelope)

•	By attending the virtual shareholder meeting (using the instructions included with this Proxy Statement/Prospectus)

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, Internet or mail.

Q.          How Can I Attend the Special Meeting?

A.          You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting [www.meetingcenter.io/[_____]. You will also be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to log on using the control number from your Vote Instruction Card. The control number and password can be found in the shaded box.

The June [6], 2022 online Special Meeting will begin promptly at [____] a.m. Eastern time. We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined in the Proxy Statement/Prospectus.

Q.          Whom should I call if I have questions?

A.          If you need any assistance, or have any questions regarding the Agreement, the Reorganization or how to vote your shares, please call Computershare at [(877) XXX-XXXX].

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP T. Rowe Price 2010 Fund

1301 South Harrison Street

Fort Wayne, Indiana 46802

[(800) 4LINCOLN (454-6265)]

PROXY STATEMENT/PROSPECTUS

April [    ], 2022

Introduction

This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of the LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”) and to annuity and insurance contract owners (“Contract Owner”) who beneficially own shares of the Acquired Fund. The Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”), of which the Acquired Fund is a series, is soliciting votes for a special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders of the Acquired Fund. The Meeting will be held on June [6], 2022 at [___] a.m., Eastern Time, over the internet.

The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the following proposal:

1. To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the LVIP T. Rowe Price 2010 Fund into the LVIP JPMorgan Retirement Income Fund, also a series of the Trust; and

2. To transact other business that may properly come before the Meeting.

Only shareholders of record who owned shares of the Acquired Fund at the close of business on February 22, 2022 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

We sometimes refer to the Acquired Fund and the Acquiring Fund collectively as the “Funds” and to a fund individually as a “Fund.” Shares of the Funds are sold directly or indirectly to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such insurance companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares that are attributable to those Accounts at the Meeting.

This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Agreement that is described herein and sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing in the Acquiring Fund. This Proxy Statement/Prospectus should be retained for future reference. It is both the proxy statement of the Acquired Fund and also a prospectus for the Acquiring Fund. Each Fund is a registered open-end management investment company.

In the Reorganization, the value of the Acquiring Fund shares that you will receive will be the same as the value of the shares of the Acquired Fund that you held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that you should not be required to pay any federal income tax as a direct result of the Reorganization. No sales load, commission, or other transactional fee will be imposed in connection with the Reorganization.

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The Board has fixed the close of business on February 22, 2022 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder of the Acquired Fund shall be entitled to one vote for each full share owned, and a fractional vote for each fractional share owned. Shareholders of all classes of the Acquired Fund will vote as a single class on the Agreement. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about April [__], 2022 to all shareholders entitled to vote at the Meeting.

After careful consideration of the proposed Agreement, the Board has unanimously approved the Agreement. If shareholders of the Acquired Fund do not approve the Agreement, the Board will consider what further action is appropriate.

The following are incorporated by reference into this Proxy Statement/Prospectus and contain additional information about the Funds:

•	The prospectus and statement of additional information for the Acquired Fund, dated May 1, 2021 (File No. 033-70742; Accession No. 0001193125-21-143874);
•	The supplement for the Acquired Fund, dated March 9, 2022 (File No. 033-70742; Accession No. 0001193125-22-070659;
•	The prospectus and statement of additional information for the Acquiring Fund, dated May 1, 2021 (File No. 033-70742; Accession No. 0001193125-21-1438745);
•	The supplement for the Acquiring Fund, dated March 9, 2022 (File No. 033-70742; Accession No. 0001193125-22-070511;
•	The Annual Reports to shareholders of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2021 (Accession No. 0001193125-22-068816); and,
•	The Semi-Annual Reports to shareholders of the Acquired Fund and Acquiring Fund for the six months ended June 30, 2021 (Accession No. 0001193125-21-265122)

The above documents are on file with the Securities and Exchange Commission (the “SEC”). The prospectuses of the Acquired Fund and the Acquiring Fund and supplements thereto are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus (“SAI”), dated the same date as this Proxy Statement/Prospectus, is incorporated by reference, is deemed to be part of this Proxy Statement/Prospectus, and is available upon oral or written request from the Trust, at the address and toll-free telephone number noted below. The Funds’ prospectuses, statements of additional information, most recent Annual Report to Shareholders containing audited financial statements for the most recent fiscal year, and most recent Semi-Annual Report to Shareholders are available on the Funds’ website at www.lfg.com/lvip.

Copies of all of these documents are available upon request without charge by visiting, writing to, or calling Lincoln Variable Insurance Products Trust, 1301 South Harrison Street, Fort Wayne, IN 46802, (800) 454-6265.

You also may view or obtain these documents from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY

Overview

On March 8, 2022, the Board, on behalf of the Acquiring Fund and the Acquired Fund, unanimously voted to approve the Agreement subject to approval by shareholders of the Acquired Fund and other closing conditions.

In the Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will then issue shares to the Acquired Fund, which will distribute such shares pro rata to shareholders of the Acquired Fund. Any shares you beneficially own of the Acquired Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same share class, of the Acquiring Fund having a value equal to the value of your shares of the Acquired Fund. No gain or loss for federal income tax purposes is expected to be recognized by any shareholder of the Acquired Fund as a direct result of the Reorganization, as discussed below under “Federal Income Tax Consequences.” If the Agreement is approved by shareholders and certain other conditions are met, the Reorganization is expected to occur on or about June [10], 2022.

We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key information about the Reorganization.

Reasons for the Reorganization

The Acquired Fund, as a target date fund, requires a “landing spot” for investors to continue to seek retirement income after their target retirement date, and the Funds have similar investment objectives and principal investment strategies. Target date funds generally adjust their allocations to fixed income and equities to match the risk tolerance of their investors, with equity allocations typically decreasing at and after the retirement date. Target date fund suites often include a “landing spot” fund designed to provide retirement income for those past the age of retirement. Target date funds typically merged into this landing spot fund once their allocation converge that of the landing spot fund. As it has proceeded down its glide path, the Acquired Fund’s allocation is now approaching that of the Acquiring Fund.

In addition, the Acquired Fund did not achieve economies of scale and thus may incur higher expenses, and because it is past its target retirement date, there is little potential for the Acquired Fund to garner additional assets.

Comparison of Investment Objectives, Policies and Principal Investment Strategies

As shown in the section entitled “Comparison of Investment Objectives, Policies and Principal Investment Strategies” in this Proxy Statement/Prospectus, the Acquiring Fund has an investment objective substantially similar to that of the Acquired Fund. The Acquiring Fund’s investment objective is to seek to provide current income and some capital appreciation. The Acquired Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.

The Funds have the same fundamental investment policies and restrictions. A description of such policies and restrictions can be found in the section of the Funds’ statements of additional information entitled “Fundamental Investment Restrictions.”

The Acquiring Fund has similar principal investment strategies as the Acquired Fund. Please see the section entitled “Comparison of Investment Objectives, Policies and Principal Investment Strategies” in this Proxy Statement/Prospectus for a comparison of the principal investment strategies of the Funds and a description of the material differences in the principal investment strategies between the Acquired Fund and the Acquiring Fund.

Comparison of Principal Risks

Because the Acquiring Fund has substantially similar investment objective and similar principal investment strategies and principal risks as the Acquired Fund, the Reorganization should not materially change the risk/return profile for Acquired Fund shareholders.

The section entitled “Comparison of Principal Risks” in this Proxy Statement/Prospectus shows a comparison of these risks and highlights any material differences. In addition, the prospectus of the Acquiring Fund contains a discussion of its risks. For more information on the risks associated with the Acquiring Fund, see the “Additional Investment Strategies and Risks” section of the Acquiring Fund’s statement of additional information. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of each Fund’s statement of additional information.

The full list of the Acquired Fund’s and the Acquiring Fund’s investment restrictions may be found in its respective statement of additional information. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of the Acquired Fund’s and Acquiring Fund’s statement of additional information.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Acquired Fund with the shareholder fees and pro forma expense ratios of the Acquiring Fund. Pro forma expense ratios of the Acquiring Fund show the expected effect of the Reorganization on the Acquiring Fund, but actual expenses may be greater or less than those shown. The table does not reflect any variable contract expenses. If variable contract expenses were included, the pro forma expenses shown would be higher.

The Acquiring Fund will implement expense limitations for two years from the closing date of the Reorganization as necessary to ensure that the total expense ratio for each class of shares of the Acquiring Fund (after expense reimbursements, if applicable) is no higher than that of the corresponding class of the Acquired Fund (after expense reimbursements, if applicable). If those expense limitations are not renewed upon the end of the two years after the closing date of the Reorganization, the expense ratio of the Acquiring Fund after two years from the closing date of the Reorganization may be higher than the current expense ratio of the Acquired Fund.

	Acquired Fund	Acquiring Fund
	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund Current	LVIP JPMorgan Retirement Income Fund Pro Forma Combined
Standard Class
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.19%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.32%	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)[2]	0.42%	0.31%	0.31%
Total Annual Fund Operating Expenses[3]	0.93%	1.14%	1.14%
Less Fee Waiver and Expense Reimbursement	(0.24%)[4]	(0.45%)[4]	(0.45%)[4,5]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.69%	0.69%	0.69%

Service Class
Annual Fund Operating Expenses (expenses that

are deducted from fund assets)
Management Fees	0.19%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[1]	0.32%	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)[2]	0.42%	0.31%	0.31%
Total Annual Fund Operating Expenses[3]	1.18%	1.39%	1.39%
Less Fee Waiver and Expense Reimbursement	(0.24%)[4]	(0.45%)[5,6]	(0.45%)[5,6]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.94%	0.94%	0.94%
1.

Fees and expenses for the Acquired Fund are based on those incurred by it for the fiscal year ended December 31, 2021, and for the Acquiring Fund are adjusted to reflect the fee structure of the Acquiring Fund effective April 1, 2022. The pro forma fees and expenses of the Acquiring Fund are calculated as if the Reorganization were in effect for the fiscal year ended December 31, 2021.

2.	AFEE is based on amounts for the current fiscal year.
3.

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

4.

LIAC has contractually agreed to reimburse the Acquired Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of the Fund’s average daily net assets for the Standard Class and 0.52% for the Service Class. Any reimbursements made by LIAC are subject to recoupment from the Acquired Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Acquired Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Target Fund’s Board of Trustees and LIAC.

5.

LIAC has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Acquiring Fund’s average daily net assets. LIAC has also contractually agreed to reimburse the Acquiring Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.38% of the Acquiring Fund’s average daily net assets for the Standard Class and 0.63% for the Service Class. Any reimbursements made by LIAC are subject to recoupment from the Acquiring Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Acquiring Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The fee waiver agreement and expense limitation agreements will continue through at least April 30, 2023, and LIAC has contractually agreed to continue the expense limitation agreement for two years following the Reorganization. These agreements cannot be terminated before the aforementioned dates without the mutual agreement of the Acquiring Fund’s Board of Trustees and LIAC.

6.	Adjusted to reflect the current expense limitations of the Acquiring Fund.

Expense Examples

The Examples are intended to help you compare the costs of investing in different classes of the Acquired Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization of the Acquired Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the tables above.

The Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would have paid if you redeem all of your shares at the end of those time periods. The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the first year only for the Acquired Fund, and the first two years for the Acquiring Fund, as LIAC has contractually agreed to reimburse expenses through two years from the closing date of the Reorganization. Accordingly, the expense reimbursements applicable to the Acquiring Fund are not reflected in years three through ten of the table. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any), applicable at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LVIP T. Rowe Price 2010 Fund
Standard Class	$70	$247	$467	$1,098
Service Class	$96	$326	$601	$1,388

LVIP JPMorgan Retirement Income Fund[1]
Standard Class	$70	$318	$584	$1,346
Service Class	$96	$396	$718	$1,630

LVIP JPMorgan Retirement Income Fund (Pro Forma Combined)
Standard Class	$70	$270	$538	$1,303
Service Class	$96	$349	$672	$1,588

1 Acquiring Fund expense examples are adjusted to reflect the fee structure of the Acquiring Fund effective April 1, 2022.

The Examples are not a representation of past or future expenses. The Funds’ actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent a Fund’s projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Agreement, see the section entitled “BOARD CONSIDERATIONS” in this Proxy Statement/Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2021, the portfolio turnover rate for the Acquired Fund was 8%. The portfolio turnover rate for the Acquiring Fund was 51%.

BOARD CONSIDERATIONS

Reasons for the Reorganization. LIAC recommended the Reorganization to the Board and believes that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The Board considered that the Acquired Fund and the Acquiring Fund have substantially similar investment objectives in that both Funds seek total return through a combination of capital appreciation and current income. Moreover, the Funds have similar, but not identical, investment strategies and identical fundamental policies. Each Fund is [a combination of active and passive funds in a fund-of-funds structure], and each Fund supports retirement income objectives for shareholders. The Board considered LIAC’s view that the Acquiring Fund post-Reorganization has reasonable prospects for garnering additional assets, which could allow the Acquiring Fund to achieve economies of scale that could benefit shareholders.

Board Considerations. On March 7-8, 2022, the Board met to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganization and requested additional information from LIAC, which LIAC provided. The Independent Trustees were assisted in their review of the information by independent legal counsel. In determining whether to approve the Reorganization, subject to approval by the shareholders of the Acquired Fund, the Board made inquiry into and considered, among others, the following factors, in no order of priority:

1.

the investment objective and principal investment strategies of the Acquiring Fund that would allow shareholders of the Acquired Fund to have a reasonably similar investment experience after the Reorganization;

2.

LIAC’s proposal to revise the Acquiring Fund’s sub-advisory agreement to reflect an effective sub-advisory fee of zero in light of the Acquiring Fund’s shift to investing exclusively in underlying funds;

3.	the Acquiring Fund’s current net advisory fee rate and proposed net advisory fee rate post-Reorganization;

4.	the Acquiring Fund’s current net annual operating expense ratio and expected net annual operating expense ratio post-Reorganization;

5.	LIAC’s agreement to cap the Acquiring Fund’s expenses for at least two years following the closing of the Reorganization;

6.	LIAC’s proposal to increase the fee waiver applied to the Acquiring Fund’s expense ratio to ensure that Acquired Fund contract holders do not experience an increase in expenses;

7.	the comparative investment performance of the Funds;

8.	the reasonable prospects for garnering additional assets for the Acquiring Fund to achieve economies of scale post-Reorganization;

9.	the absence of any material differences in the rights of shareholders of the Funds;

10.	any direct or indirect benefits expected to be derived by LIAC and its affiliates from the Reorganization;

11.	the expected tax-free nature of the Reorganization to contract holders;

12.	the estimated legal, proxy, and portfolio transitioning costs in connection with the Reorganization and LIAC’s representation that it will pay the costs of the Reorganization;

13.	LIAC’s representation that the Reorganization will not result in any dilution of the shareholders of the Acquired Fund or the Acquiring Fund; and

14.	the terms and conditions of the Agreement.

At the meeting, the Board, including a majority of the Independent Trustees, approved the Reorganization after carefully considering the above factors and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board recommends that the shareholders of the Acquired Fund approve the Agreement (and the Reorganization described therein).

OTHER IMPORTANT INFORMATION ABOUT THE REORGANIZATION

Comparison of Investment Objectives, Policies and Strategies

The Funds have substantially similar investment objectives. The objective of the Acquiring Fund is to seek to provide current income and some capital appreciation. The objective of the Acquired Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income.

The Funds have similar investment strategies. Each Fund is a fund of funds which uses underlying funds to invest in a broad mix of equity and fixed income securities. Each Fund generally is intended for investors who are retired or about to retire.

The Funds have the same fundamental investment policies and restrictions. A description of such policies and restrictions can be found in the section entitled “Fundamental Investment Restrictions” in each Fund’s statement of additional information.

The following table compares the investment objectives and the principal investment strategies of the Funds. The Board may change the investment objective of a Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see each Fund’s statement of additional information.

	Acquired Fund	Acquiring Fund
	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund
Investment Objective

The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income.

This objective is non-fundamental and may be changed without shareholder approval.

The investment objective of the Fund is to seek to provide current income and some capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
Principal Investment Strategies

T. Rowe Price Associates, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-today management of the Fund’s assets.

The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.

Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

During the second quarter of 2020, the Fund, along with all of the LVIP T. Rowe Price Target Date Funds, began to shift from its original glide path to an enhanced glide path. The transition to the enhanced glide path will ultimately increase the overall stock allocation

J.P. Morgan Investment Management Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.

The Fund is a “fund of funds” that invests in underlying J.P. Morgan Funds (the “Underlying Funds”), and generally is intended for investors who are retired or about to retire. The Fund is designed to provide exposure to a variety of asset classes through investments in Underlying Funds, with an emphasis on fixed income Underlying Funds over equity Underlying Funds and other funds. The Fund normally invests approximately 55% of its assets in fixed income, 40% of its assets in equity, and 5% of its assets in money market funds, cash and cash equivalents. However, the Fund’s strategic target allocations among various asset and sub-asset classes may include:

•   Fixed Income (sub-asset classes: U.S. fixed income, inflation-indexed, high yield, convertible, and emerging markets debt);

•   Equity (sub-asset classes: U.S. large cap equity, U.S. small/mid cap equity, real estate investment trusts (REITs), international equity, and emerging markets equity);

•   Money Market / Cash and Cash Equivalents; and

•   Commodities.

The Fund’s allocations may differ over time due to changes to strategic target allocations and/or due to tactical allocation changes by the Sub-Adviser. In establishing the Fund’s strategic target allocations, the Sub-Adviser focuses on asset classes and Underlying Funds that the Sub-Adviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group

Acquired Fund	Acquiring Fund
LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund

at certain points in the glide path. The overall allocation to stocks at the beginning of the enhanced glide path (40+ years to retirement) for all LVIP T. Rowe Price Target Date Funds will increase from 90% to 98%, and the 98% stock allocation will remain constant until the Fund is 30 years from its target date. The overall allocation to stocks at the end of the enhanced glide path (30 years past retirement) for all LVIP T. Rowe Price Target Date Funds will increase from 20% to 30%. There are increases to the overall stock allocation along other points of the enhanced glide path, but the allocations nearer to the target date will not significantly change and the overall neutral allocation to stocks at the target date remains at 55%.

The glide path provides for a neutral allocation to stocks at the target date of 55%. The Fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain unchanged. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by the Sub-Adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (stocks and bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percent (5%). Neutral allocations are adjusted on at least a quarterly basis. Tactical allocations are evaluated continually and adjusted monthly. The target allocations and actual allocations may differ. During the transition from the original glide path to the enhanced glide path, there may be times when the target allocation varies by more than this amount in comparison with either or both glide paths.

over the long term. The Sub-Adviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds and direct investments, including derivatives.

The Sub-Adviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 15% for equity, and +/- 15% for money market/cash and cash equivalents. The Sub-Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.

As a result of the Sub-Adviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to Underlying Funds and investments is available in the Fund’s shareholder reports.

In addition to investing in Underlying Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in Underlying Funds.

Acquired Fund	Acquiring Fund
LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund

The Sub-Adviser seeks to assess the risks presented by certain environmental, social and governance factors (“ESG risks”). The Sub- Adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates material ESG risks. Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund.

Comparison of Principal Risks

The table below compares the principal risks of investing in each Fund, and the discussion below the table provides additional information on the risks that apply to the Acquiring Fund. In addition, the prospectus of the Acquiring Fund contains a discussion of its risks. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s statement of additional information. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of the statements of additional information.

Principal Risks	LVIP T. Rowe Price 2010 Fund (Acquired Fund)	LVIP JPMorgan Retirement Income Fund (Acquiring Fund)
Asset Allocation Risk	✓
Active Management Risk		✓
Below Investment Grade Bond Risk		✓
Bond Exposure Risk	✓
Commodities-Related Investment Risks		✓
Credit Risk	✓	✓
Derivatives Risk		✓
Emerging Markets Risk		✓
Foreign Investments Risk	✓	✓
Foreign Currency Risk		✓
Fund of Funds Risk	✓	✓
Futures Risk		✓
Growth Stocks Risk	✓
High Yield Loan Risk		✓
Inflation-Focused Securities Risk	✓
Inflation Indexed Bond Risk		✓
Interest Rate Risk	✓	✓
Issuer Risk	✓	✓
Liquidity Risk		✓
Market Risk	✓	✓
Medium-Cap Companies Risk		✓
Natural Disaster/Epidemic Risk		✓

Passive Management Risk	✓
Prepayment and Extension Risk	✓
Real Estate and Real Estate Investment Trusts (REITs) Risk		✓
Real Estate Sector Risk		✓
Redemption Risk	✓
Small-Cap Companies Risk		✓
Small- and Medium-Cap Companies Risk	✓
Tactical Allocation Risk		✓
U.S. Treasury Risk		✓
Value Stocks Risk	✓

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following is a description of the principal risks for the Acquiring Fund:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.

Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default than traditional bonds and may be less liquid and/or become illiquid.

Small- and Medium-Cap Companies Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.

Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Commodities-Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.

Comparison of Investment Advisers and Sub-Advisers

The below table compares the investment advisers, sub-adviser and portfolio managers of the Acquired Fund and the Acquiring Fund:

	LVIP T. Rowe Price 2010 Fund (Acquired Fund)	LVIP JPMorgan Retirement Income Fund (Acquiring Fund)
Investment Adviser	Lincoln Investment Advisors Corporation	Lincoln Investment Advisors Corporation
Sub-Adviser	T. Rowe Price Associates, Inc.	J.P. Morgan Investment Management, Inc.
Portfolio Managers	Wyatt E. Lee, CFA, Co-Portfolio Manager; has managed the Acquired Fund since 2018.	Michael Feser, CFA, Managing Director; has managed the Acquiring Fund since 2017.

Kimberly E. Dominicis, Co-Portfolio Manager; has managed the Acquired Fund since 2019.	Jeffrey Gellar, CFA, Portfolio Manager; has managed the Acquiring Fund since 2019.
Andrew Jacobs van Merlen, Co-Portfolio Manager; has managed the Acquired Fund since 2020.	Silvia Trillo, Portfolio Manager; has managed the Acquiring Fund since 2019.

The Adviser

LIAC is the investment adviser to the Funds. Pursuant to an investment management agreement, LIAC manages the portfolio investments for each series of the Trust and reports to the Board of Trustees. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation, a publicly-held insurance holding company organized under Indiana law which, through its subsidiaries, provides insurance and financial services nationwide. As of December 31, 2021, LIAC had approximately $126.4 billion in assets under management.

The Acquiring Fund employs a “manager of managers” structure, which means that LIAC may delegate the management of some or all of the Acquiring Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Acquiring Fund’s investment adviser – with the Board’s approval – to enter into and amend a sub-advisory agreement for the Acquiring Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, the Acquiring Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Acquiring Fund’s investment adviser is not permitted to hire affiliated sub-advisers without shareholder approval. The sub-advisers are paid by LIAC from its management fee.

A description of the Acquiring Fund’s portfolio managers is shown below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

The Acquiring Fund’s Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”) provides sub-advisory services to the Acquiring Fund. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan is located at 383 Madison Avenue, New York, NY 10179. As of December 31, 2021, JPMorgan and its affiliates had $2.6 trillion in assets under management. The following JPMorgan portfolio managers are responsible for the day-to-day management of the Acquiring Fund’s assets:

Michael Feser, CFA, Managing Director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Mr. Feser is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. In addition, Mr. Feser also serves on JPMorgan Asset Management’s long-term capital assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Mr. Feser holds an M.A. in Business Administration from the University of Cologne, is a CFA charterholder, and is Series 3, 7 and 63 licensed.

Jeffrey Geller, CFA, managing director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing over-sight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Jeff is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the Firm’s hedge fund investment committee. Prior to that, he was a senior partner at Credit Suisse Asset Management’s BEA Associates unit where he had responsibility for managing equity, currency overlay and relative value arbitrage strategies. Jeff earned a Bachelor of Arts in Government from Clark University and an M.B.A. in Finance from the University of Chicago Graduate School of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.

Silvia Trillo, managing director, is a portfolio manager on the SmartRetirement and SmartSpending portfolios in Multi-Asset Solutions. She was previously the head of the Multi-Asset Solutions Manager Research team. In this role she managed the team, drove the research agenda and focused research and analysis efforts on a wide variety of strategies across J.P. Morgan Asset Management. Prior to joining Multi-Asset Solutions in 2011, Silvia was a Director of Manager Research for Chase Investment Services, where she oversaw the manager due diligence process across all advisory Chase Investment products, as well as the integrated post-merger, legacy Bank One, and Washington Mutual advisory platforms. Silvia also served as portfolio manager for the Chase Strategic Portfolios; a multi-asset/multi-manager Unified Managed Account platform; and has experience working within the Private Bank across product management, product development and manager due diligence. Silvia holds a Bachelor of Arts in Political Science from Rutgers University and an MBA (Finance & Accounting concentration) from Tulane University.

Management and Administrative Fees

For its management services to the Acquiring Fund, LIAC is entitled to an advisory fee (as a percentage of average daily net assets) of 0.64% per annum.

Lincoln Life serves as the Administrator of the Trust. The administrative services provided to the Trust by Lincoln Life include, among others, coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. As Administrator, Lincoln Life also provides contractholder services, such as responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services, and pays a fee to Lincoln Life for contractholder services.

Expense Limitation Agreement

LIAC has entered into an expense limitation agreement with the Trust which will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Pursuant to that agreement, LIAC has generally agreed in respect of certain Funds that, to the extent that the ordinary operating expenses incurred by such a Fund in any fiscal year, including without limitation the advisory fee payable to LIAC and amounts payable pursuant to the Trust’s distribution and service plan adopted pursuant to Rule 12b-1 (as described in greater detail below under “Description of the Securities to be Issued”), but excluding interest, taxes, brokerage commissions, underlying fund fees and expenses or “AFFE”, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business, exceed a stated operating expense limit (expressed as a percentage of the average daily net assets of such Fund), such excess amount shall be the liability of LIAC.

With respect to the Acquiring Fund, effective April 1, 2022, operating expenses for Standard Class shares and Service Class shares are limited under the expense limitation agreement to 0.39% and 0.63%, respectively. LIAC has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to maintain the net expense ratios shown in the fee and expense tables above.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of choosing to invest in each Fund. The information shows how each Fund’s investment results have varied from year to year and how the average annual total returns of each Fund’s share classes through December 31, 2021 compare with those of a broad measure of market performance. The return of the broad-based market index shown in the right-hand column below is the return of the index since the Fund’s inception. Past performance is not an indication of future performance.

The bar chart shows performance of each Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Acquiring Fund: LVIP JPMorgan Retirement Income –

Standard Class Performance as of December 31*

Average Annual Total Returns for periods ended 12/31/21

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2020 at 9.30%. The Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (9.66%).

	1 year	5 years	10 years
LVIP JPMorgan Retirement Income Fund – Standard Class	9.48%	6.71%	5.92%

LVIP JPMorgan Retirement Income Fund – Service Class	9.21%	6.44%	5.66%

S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses or taxes)	8.81%	6.50%	5.47%

Acquired Fund: LVIP T. Rowe Price 2010 Fund –

Standard Class Performance as of December 31*

Average Annual Total Returns for periods ended 12/31/21

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2020 at 11.34%. The Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (10.20%).

	1 year	5 years	10 years
LVIP T. Rowe Price 2010 Fund – Standard Class	8.61%	8.91%	6.55%
LVIP T. Rowe Price 2010 Fund – Service Class	8.33%	7.92%	6.29%
S&P Target Date 2010 Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.36%	6.55%

Share Classes and Distribution Arrangements

Each Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee (as disclosed in the “Comparison of Fees and Expenses” table and described above in “Description of the Securities to Be Issued”), which has been adopted pursuant to a distribution and service plan (the “Plan”). Each Fund offers shares to insurance companies for allocation to certain of their variable contracts. Each Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of its Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by a Fund’s Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan’s terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or a Fund’s sub-advisers, if any, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s net asset value, or the price of its shares, as such payments are not made from Fund assets. For more information, please see the SAI.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Funds are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to a Fund (such as a Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include a Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

Pricing of Fund Shares

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). A Fund’s NAV is the value of a single Fund share. Each Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding. An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, a Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Fund Assets Other Than Underlying Funds. Each Fund typically values its assets based on “market price.” Market price is typically an equity security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”

In certain circumstances, a Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If a Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third party vendor modeling tools to the extent available.

Underlying Fund Assets. If a Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and Statement of Additional Information.

Buying and Selling Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by Lincoln Life and Lincoln New York, and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding each Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Trust.

A Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost. A Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV, is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

A Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect a Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of a Fund’s portfolio, and increase a Fund’s brokerage and administrative costs. As a result, the Funds strongly discourage such trading activity. To protect the Funds and their shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. Each Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a Fund’s portfolio securities.

Each Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Each Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of a Fund or LIAC, the transaction may adversely affect a Fund or its shareholders.

Each Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

Each Fund also may rely on frequent trading policies established by such insurance companies. If a Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that a Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Distribution Policy and Federal Income Tax Considerations

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year a Fund earns income or gains. Each Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.

Distributions a Fund makes to its shareholders ordinarily do not cause owners of the underlying variable contracts to recognize income or gain for federal income tax purposes at the time of distribution. Contract owners are generally taxed only on the amounts they withdraw from their variable contracts. See the prospectus for your variable contract for further federal income tax information.

Comparison of Business Structures, Shareholder Rights, and Applicable Law

Each Fund is a series of the Trust, a Delaware statutory trust. The Trust is an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and each of its series (the “funds”). The Trust issues shares of beneficial interest that are currently divided among one hundred and fourteen (114) distinct funds, each with its own investment strategy and risk/reward profile.

The operations of each Fund are governed by the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the roles and regulations of the SEC thereunder.

Fiscal Year

The Acquiring Fund has the same fiscal year as the Acquired Fund: December 31.

Description of the Securities to be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Agreement and Plan of Reorganization. Each such share will be validly issued, fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund is a series of the Trust. The Trust may issue an unlimited number of authorized shares of beneficial interest, with no par value. The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

The Trust currently offers Standard Class and Service Class shares of the Acquiring Fund. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Service Class shares of the Acquiring Fund. Pursuant to this plan, the Acquiring Fund pays its principal underwriter, Lincoln Financial Distributors, Inc., out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Service Class shares is equal to an annual rate of 0.35% of the average daily net assets attributable to such share class. As with the 12b-1 fees paid by Service Class shares of the Acquired Fund, these distribution/service fees are paid out of the Acquiring Fund’s Service Class assets on an ongoing basis, and over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Security Ownership of Certain Beneficial Owners

Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with voting instructions received by owners of the Variable Contracts.

For the Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 South Harrison Street, Fort Wayne, IN 46802; and (2) Lincoln New York, a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

As of the Record Date, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds.

Potential Benefits of the Reorganization to LIAC and its Affiliates

LIAC may realize benefits in connection with the Reorganization. For example, the profitability from the fees payable to LIAC and its affiliates in connection with the Acquiring Fund may be higher than the profits derived from the fees paid by the Acquired Fund. This could have a positive impact on Lincoln Life’s profitability and/or financial position.

CAPITALIZATION

The following tables set forth, for the Reorganization, the total net assets, number of shares outstanding and net asset value per share of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Acquired Fund. The following tables are as of December 31, 2021 and assume that the Reorganization has taken place as of that date. The capitalizations will be different on the Closing Date based on various factors, such as daily Fund share purchase, redemption, and market activity.

	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund	Pro Forma Adjustments	LVIP JPMorgan Retirement Income Fund (pro forma)
Net Assets
Standard Class	$21,024,921	$170,271,107	$ –	$191,296,028
Service Class	$7,128,987	$62,363,212	$ –	$69,492,199
Total	$ 28,153,908	$232,634,319	$ –	$260,788,227
Net Asset Value Per Share
Standard Class	$10.787	$13.564	$ –	$13.564
Service Class	$10.773	$13.552	$ –	$13.552
Shares Outstanding
Standard Class	1,949,149	12,553,043	(399,096)	14,103,096
Service Class	661,721	4,601,844	(135,674)	5,127,891

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization would be completed are contained in the Agreement and Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a form of which is included in Exhibit A.

In the Reorganization, the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Agreement and Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After that distribution to the Acquired Fund’s shareholders, the Trust, on behalf of the Acquired Fund, will effect a complete termination of the Acquired Fund.

The Trust may terminate or delay the Agreement and Plan of Reorganization with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the Acquired

Fund’s shareholders, if circumstances develop that make proceeding with the Reorganization inadvisable. The consummation of the Reorganization also is subject to various conditions, including approval of the Reorganization by the Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Independent Trustees, has determined, with respect to each Fund, that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

LIAC will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $72,600.

Approval of the Agreement and Plan of Reorganization will require a majority vote of the Acquired Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Agreement and Plan of Reorganization is not approved by the Acquired Fund’s shareholders or the Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. Please see “Information on Voting” below for more information.

INFORMATION ON VOTING

Voting Information

In addition to the solicitation of voting instruction cards by mail, the Trust’s officers and employees, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of approximately $14,600.

At the Meeting, Lincoln Life and Lincoln New York will vote the Acquired Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner may cast when instructing Lincoln Life and Lincoln New York, as applicable, how to vote is determined as one vote for each share. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Fund’s shares.

Lincoln Life and Lincoln New York will respectively vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Acquired Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact.

All properly executed voting instruction cards received in time for the Meeting will be voted as specified in the voting instruction card. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the applicable proposals considered at the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Trust’s Secretary (at the Trust’s address provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Trust’s Secretary (at the Trust’s address provided on the cover page of this Proxy Statement/Prospectus) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. With respect to the proposal the holders of 33 1⁄3% of the outstanding shares of the applicable Fund, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life and Lincoln New York will be counted for purposes of determining quorum.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on the Proposal or any proposal to adjourn the Meeting. A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the proposals.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed voting instruction card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust’s Bylaws, and pursuant to applicable law, special meetings are called as required and no annual meetings are required. Contract Owners or shareholders may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Trust’s Secretary at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York, or the Trust’s Secretary.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [___] by Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust with its principal place of business at 1301 S. Harrison Street, Fort Wayne, Indiana 46802, on behalf of each of its series funds listed in Exhibit A hereto (the “Acquiring Fund” or “Acquired Fund,” as applicable), with respect to the reorganization transaction described herein. Lincoln Investment Advisors Corporation (“LIAC”) is a party to this agreement solely for purposes of section 10.2 hereof.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986 (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are separate investment series of a registered open-end investment management company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1.	TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.      Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.      The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.      The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4.      On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its respective shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.      Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6.      Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7.      Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8.      As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1.      The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trust’s Board of Trustees (the “Board”).

2.2.      All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1.      The Closing Date shall be [___], 2022, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2.      The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust, on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.      The Trust shall direct The Lincoln National Life Insurance Company, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.      In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.      The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)      The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)      The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933 (the “1933 Act”), is in full force and effect;

(c)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)      The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)      On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)      The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g)      All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to the Acquired Fund as of the Closing Date;

(h)      Except as otherwise disclosed in writing by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, the Acquired Fund, or any of the Trust’s or the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquired Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)      The Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of December 31, 2021, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Ernst & Young, an independent registered public accounting firm, included in its report dated [___], and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)      If the Closing Date occurs during the second half of a calendar year, the Trust, on behalf of the Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of June 30 of such calendar year, and the related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

(k)      Since December 31, 2021, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l)      On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(n)      All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

(o)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(p)      The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

4.2.      The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)      The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)      The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act is in full force and effect;

(c)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)      The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)      The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f)      No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, the Acquiring Fund, or any of the Trust’s or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)      All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)      The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A), will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j)       The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k)      The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

(l)      On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.      The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.      The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.      The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4.      Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.      As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.6.      The Acquiring Fund and the Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7.      The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

5.8.      The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.      All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.      The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.      The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.      The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.      All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.      The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.      The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.      The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5.      The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.6.      Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.7.      The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or with respect to the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.      On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.      All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.3.      The parties shall have received one or more opinions of Dechert LLP, dated on or before the Closing Date, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in this Agreement, the proxy statement/prospectus and statement of additional information included in the registration statement filed on Form N-14 by the Trust under the 1933 Act with respect to the Reorganization, as well as upon such other written representations verified as of the Closing Date. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9.	INDEMNIFICATION

9.1.      The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.      The Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1.      The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.      LIAC shall bear the costs related to the Reorganization, including brokerage costs, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.      The Trust agrees that it has not made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquiring Fund or the Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Acquired Fund and/or the Acquiring Fund, as applicable, at:

Lincoln Variable Insurance Products Trust

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Ronald A. Holinsky, Chief Counsel, Funds Management

With copies to:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Benjamin A. Richer, Vice President, Funds Management

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Lincoln Variable Insurance Products Trust, on behalf of the Funds listed in Exhibit A

By:

Name:
Title:

Lincoln Investment Advisors Corporation, (solely for purposes of section 10.2)

By:

Name:
Title:

Exhibit A to Form of Agreement & Plan of Reorganization

Acquiring Fund: LVIP JPMorgan Retirement Income Fund

Acquired Fund: LVIP T. Rowe Price 2010 Fund

EXHIBIT B

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the financial performance of the Acquired Fund’s and Acquiring Fund’s Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by LIAC, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information for each of the periods presented through December 31, 2021, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the December 31, 2021, annual report. The annual and semi-annual reports are available upon request. The Fund’s annual report has been incorporated by reference into the SAI.

LVIP T. Rowe Price 2010 Fund Standard Class

	LVIP T. Rowe Price 2010 Fund Standard Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18[1]	12/31/17
Net asset value, beginning of period	$10.471	$9.719	$10.438	$11.902	$11.191

Income (loss) from investment operations:
Net investment income[2]	0.204	0.138	0.202	0.189	0.202

Net realized and unrealized gain (loss)	0.696	1.041	1.372	(0.656)	0.873

Total from investment operations	0.900	1.179	1.574	(0.467)	1.075

Less dividends and distributions from:
Net investment income	(0.302)	(0.218)	(0.295)	(0.240)	(0.224)

Net realized gain	(0.282)	(0.209)	(1.998)	(0.757)	(0.140)

Total dividends and distributions	(0.584)	(0.427)	(2.293)	(0.997)	(0.364)

Net asset value, end of period	$10.787	$10.471	$9.719	$10.438	$11.902
Total return[3]	8.61%	12.29%	15.73%	(4.22%)	9.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,025	$20,654	$21,367	$21,055	$27,961
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.51%	0.54%	0.49%	0.50%	0.47%
Ratio of net investment income to average net assets	1.86%	1.41%	1.88%	1.63%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.14%	1.66%	1.40%	1.55%
Portfolio turnover	8%	23%	22%	74%	29%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund’s managed risk strategy was removed.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

LVIP T. Rowe Price 2010 Fund Service Class

	LVIP T. Rowe Price 2010 Fund Service Class
	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18[1]	12/31/17
Net asset value, beginning of period	$10.459	$9.709	$10.433	$11.895	$11.186

Income (loss) from investment operations:
Net investment income[2]	0.176	0.113	0.175	0.160	0.172

Net realized and unrealized gain (loss)	0.694	1.039	1.368	(0.654)	0.872

Total from investment operations	0.870	1.152	1.543	(0.494)	1.044

Less dividends and distributions from:
Net investment income	(0.274)	(0.193)	(0.269)	(0.211)	(0.195)

Net realized gain	(0.282)	(0.209)	(1.998)	(0.757)	(0.140)

Total dividends and distributions	(0.556)	(0.402)	(2.267)	(0.968)	(0.335)

Net asset value, end of period	$10.773	$10.459	$9.709	$10.433	$11.895
Total return[3]	8.33%	12.02%	15.43%	(4.46%)	9.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,129	$7,453	$7,688	$7,141	$7,849
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.79%	0.74%	0.75%	0.72%
Ratio of net investment income to average net assets	1.61%	1.16%	1.63%	1.38%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.37%	0.89%	1.41%	1.15%	1.30%
Portfolio turnover	8%	23%	22%	74%	29%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund’s managed risk strategy was removed.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund Standard Class

	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17[1]
Net asset value, beginning of period	$13.267	$12.562	$11.370	$14.163	$13.548

Income (loss) from investment operations:
Net investment income[2]	0.245	0.256	0.330	0.310	0.316

Net realized and unrealized gain (loss)	0.532	0.928	1.254	(0.862)	1.162

Total from investment operations	0.777	1.184	1.584	(0.552)	1.478

Less dividends and distributions from:
Net investment income	(0.312)	(0.328)	(0.392)	(0.349)	(0.359)

Net realized gain	(0.168)	(0.151)	—	(1.892)	(0.504)

Total dividends and distributions	(0.480)	(0.479)	(0.392)	(2.241)	(0.863)

Net asset value, end of period	$13.564	$13.267	$12.562	$11.370	$14.163

Total return[3]	5.87%	9.48%	13.93%	(4.53%)	10.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,271	$179,898	$183,336	$182,539	$223,079
Ratio of expenses to average net assets[4]	0.52%	0.50%	0.47%	0.46%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.87%	0.89%	0.88%	0.87%	0.89%
Ratio of net investment income to average net assets	1.80%	2.03%	2.69%	2.31%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	1.64%	2.28%	1.90%	1.87%
Portfolio turnover	51%	44%	35%	44%	192%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

LVIP JPMorgan Retirement Income Fund Service Class

	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/171
Net asset value, beginning of period	$13.256	$12.554	$11.367	$14.161	$13.548

Income (loss) from investment operations:
Net investment income[2]	0.211	0.224	0.300	0.275	0.281

Net realized and unrealized gain (loss)	0.531	0.925	1.250	(0.859)	1.159

Total from investment operations	0.742	1.149	1.550	(0.584)	1.440

Less dividends and distributions from:
Net investment income	(0.278)	(0.296)	(0.363)	(0.318)	(0.323)

Net realized gain	(0.168)	(0.151)	—	(1.892)	(0.504)

Total dividends and distributions	(0.446)	(0.447)	(0.363)	(2.210)	(0.827)

Net asset value, end of period	$13.552	$13.256	$12.554	$11.367	$14.161

Total return[3]	5.60%	9.21%	13.64%	(4.76%)	10.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,363	$59,776	$56,258	$42,968	$44,746
Ratio of expenses to average net assets[4]	0.77%	0.75%	0.72%	0.71%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.14%	1.13%	1.12%	1.14%
Ratio of net investment income to average net assets	1.55%	1.78%	2.44%	2.06%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.39%	2.03%	1.65%	1.62%
Portfolio turnover	51%	44%	35%	44%	192%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

EXHIBIT C

[SAMPLE PROXY CARDS]

C-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MRD9P56, on June 6, 2022 at 10:00 a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY LVIP T. ROWE PRICE 2010 FUND (a series of Lincoln Variable Insurance Products Trust) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2022 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Samuel K. Goldstein, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all share classes of the LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”), a series of the Lincoln Variable Insurance Products Trust, with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held via the Internet in a virtual meeting format at the following website: www.meetnow.global/MRD9P56 on June 6, 2022, at 10:00 a.m. Eastern Time and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. I acknowledge receipt of the Notice of Joint Special Meeting of the Shareholders and accompanying Proxy Statement dated March 15, 2022. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TRP_32648_031422 PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the LVIP T. Rowe Price 2010 Fund Joint Special Meeting of Shareholders to be held virtually on June 6, 2022. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-32648 Please detach at perforation before mailing. This proxy will be voted as instructed. If no specification is made for the Proposal, the proxy will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Joint Special Meeting or any adjournments or postponements thereof. FOR AGAINST ABSTAIN ☐ ☐ ☐ TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Trustees unanimously recommends a vote “FOR” the Proposal. To approve the Agreement and Plan of Reorganization with respect to the reorganization of the LVIP T. Rowe Price 2010 Fund into the LVIP JP Morgan Retirement Income Fund, also a series of the Trust. To transact other business that may properly come before the Meeting, or any adjournments thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TRP 32648 xxxxxxxx B

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MRD9P56, on June 6, 2022 at 10:00 a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. VOTING INSTRUCTION CARD LVIP T. ROWE PRICE 2010 FUND (a series of Lincoln Variable Insurance Products Trust) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2022 THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. INSURANCE COMPANY DROP-IN Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Joint Special Meeting of Shareholders to be held via the Internet in a virtual meeting format at the following website: www.meetnow.global/MRD9P56 on June 6, 2022, at 10:00 a.m. Eastern Time and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 TRP_32648_031422_VI PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the LVIP T. Rowe Price 2010 Fund Joint Special Meeting of Shareholders to be held virtually on June 6, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-32648 Please detach at perforation before mailing. This Voting Instruction Card will be voted as instructed. If no specification is made for the Proposal, the Voting Instruction Card will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof. FOR AGAINST ABSTAIN ☐ ☐ ☐TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Trustees unanimously recommends a vote “FOR” the Proposal. To approve the Agreement and Plan of Reorganization with respect to the reorganization of the LVIP T. Rowe Price 2010 Fund into the LVIP JP Morgan Retirement Income Fund, also a series of the Trust. 2.To transact other business that may properly come before the Meeting, or any adjournments thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TRP2 32648 xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION

Dated April [__], 2022

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 SOUTH HARRISON STREET

FORT WAYNE, INDIANA 46802

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated April XX, 2022, relating specifically to the proposed transfer of all of the assets of LVIP T. Rowe Price 2010 Fund (the “Acquired Fund”) to, and the assumption of the liabilities of the Acquired Fund by, the LVIP JPMorgan Retirement Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the Acquired Fund (the “Reorganization”). The Reorganization is proposed to occur pursuant to an Agreement and Plan of Reorganization, subject to approval by the shareholders of the Acquired Fund. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Each of the Acquired Fund and the Acquiring Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”).

To obtain a copy of the Proxy Statement/Prospectus, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission (File Nos. 33-70742 and 811-08090):

•	The prospectus and statement of additional information for the Acquired Fund, dated May 1, 2021 (File No. 033-70742; Accession No. 0001193125-21-143874);
•	The supplement for the Acquired Fund, dated March 9, 2022 (File No. 033-70742; Accession No. 0001193125-22-070659;
•	The prospectus and statement of additional information for the Acquiring Fund, dated May 1, 2021 (File No. 033-70742; Accession No. 0001193125-21-1438745);
•	The supplement for the Acquiring Fund, dated March 9, 2022 (File No. 033-70742; Accession No. 0001193125-22-070511;
•	The Annual Reports to shareholders of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2021 (Accession No. 0001193125-22-068816); and,
•	The Semi-Annual Reports to shareholders of the Acquired Fund and Acquiring Fund for the six months ended June 30, 2021 (Accession No. 0001193125-21-265122).

Pro Forma Financial Statements relating to the Reorganization

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of and for the twelve-month period ended December 31, 2021. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

This unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement and Plan of Reorganization. For pro forma

1

information relating to the Schedule of Investments and Statement of Assets and Liabilities, the unaudited pro forma information assumes the Reorganization occurred on December 31, 2021. For pro forma information relating to the Statement of Operations, the unaudited pro forma information reflects results from the twelve months ended December 31, 2021 and assumes the Reorganization occurred at the beginning of that period.

Each of the Funds is a series of Lincoln Variable Insurance Products Trust.

Acquiring Fund: LVIP JPMorgan Retirement Income Fund

Acquired Fund: LVIP T. Rowe Price 2010 Fund

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a non-taxable reorganization for federal income tax purposes; in addition, no gain or loss will be recognized by Fund shareholders as a direct result of the Reorganization because the Funds are available for investment only in tax-deferred variable annuity, variable life, or other tax-deferred products. The Acquired Fund and the Acquiring Fund are each registered open-end management investment companies. The Reorganization would be accomplished by the transfer of all of the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund, followed by the termination of the Acquired Fund. The table below shows the shares that Acquired Fund shareholders would have received had the Reorganization occurred on December 31, 2021.

	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund	Pro Forma Adjustments	LVIP JPMorgan Retirement Income Fund (pro forma)
Shares Outstanding
Standard Class	1,949,149	12,553,043	(399,096)	14,103,096
Service Class	661,721	4,601,844	(135,674)	5,127,891

The following table shows the net assets of the Funds as of December 31, 2021, and on a pro forma basis assuming the Reorganization had occurred on that date.

	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund	Pro Forma Adjustments	LVIP JPMorgan Retirement Income Fund (pro forma)
Net Assets
Standard Class	$21,024,921	$170,271,107	$ –	$191,296,028
Service Class	$7,128,987	$62,363,212	$ –	$69,492,199
Total	$28,153,908	$232,634,319	$ –	$260,788,227

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Fund financial information as if the Reorganization had been in effect on the first day of the 12-month period ended December 31, 2021 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the

2

Acquiring Fund and has been prepared in accordance with U.S. GAAP, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

3

	Fee and Expense Increase (Decrease)
Net Expense Category	Pro forma Adjustment Dollar Amount	Pro forma Adjustment Percentage (1)	Note
Management fees	156,790	0.06%	Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined fund’s average net assets.
Distribution fees-Service Class	-
Shareholder servicing fees	-
Accounting and administration expenses	(48,043)	-0.02%	Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined fund’s average net assets.
Reports and statements to shareholders	-
Professional fees	(26,128)	-0.01%	Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined fund’s average net assets.
Consulting fees	-
Trustees’ fees and expenses	-
Custodian fees	(683)	0.00%	Percentage rounds to less than 0.005%
Pricing fees	(606)	0.00%	Percentage rounds to less than 0.005%
Index Fees	-
Other	-
Operating Expenses	81,330	0.03%
	-
Less management fees waived	(125,992)	-0.05%	Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined fund’s average net assets.
Less expense reimbursement	67,344	0.03%	Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of a 12-month period.
Expenses paid indirectly	-
Total operating expenses	22,682	0.01%	Does not include expenses of the Underlying Funds in which the Acquired Fund invests. If those expenses were included, total operating expenses would instead be adjusted by 0.00% on a pro forma basis.

1 - Percentages presented are the increase/(decrease) in expense divided by the Proforma Fund average net

4

assets.

No significant accounting policies will change as a result of the Reorganization, including policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No material changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 — Portfolio Repositioning

In the Reorganization, it is anticipated that the Acquired Fund will redeem its holdings of underlying funds, with the cash proceeds to be transferred to the Acquiring Fund. The Acquiring Fund is expected to deploy the resulting cash to increase the size of positions in securities held by the Acquiring Fund at the time of the Reorganization. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization. Because LIAC has agreed to pay for these costs, the Acquiring Fund is not expected to incur brokerage commissions in connection with investing the proceeds of the Reorganization.

The Acquired Fund’s portfolio turnover related to liquidating its portfolio in the Reorganization would have resulted in realized gains of approximately $6,901,624 for financial reporting purposes and $6,642,594 on a tax basis if the securities had been sold as of December 31, 2021. This may result in a dividend and/or distribution to the Acquiring Fund’s shareholders after the Reorganization. Such dividend and/or distribution is not expected to be taxable to Contract Owners for federal income tax purposes.

Note 5 — Reorganization Costs

Lincoln Investment Advisors Corporation will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $72,600.

Note 6 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio manager, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund. The Acquired Fund and Acquiring Fund are similar in age and the Acquiring Fund has substantially more assets than the Acquired Fund.

Note 7 — Capital Loss Carryforwards

As of December 31, 2021, the Acquired Fund had no unused capital loss carryforwards.

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Lincoln Variable Insurance Products Trust

Part C - Other Information

Item 15. Indemnification

As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article VII, Section 2 of the Trust’s Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust’s By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (“LIAC”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the Agreements. Certain other agreements to which the Trust is a party also contain indemnification provisions.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Item 16. Exhibits

Defined Terms for Exhibits:

•	Lincoln Investment Advisors Corporation (“LIAC”)

•	Lincoln Variable Insurance Products Trust (“LVIP Trust”)

•	Lincoln Financial Distributors, Inc. (“LFD”)

•	The Lincoln National Life Insurance Company (“Lincoln Life”)

•	Lincoln Life & Annuity Company of New York (“Lincoln New York”)

•	Post-Effective Amendment (“PEA”)

Each of the following exhibits are incorporated by reference herein to the previously filed documents indicated, except as otherwise noted:

(1)	Declaration of Trust.

(a)	Agreement and Declaration of Trust, dated February 1, 2003, previously filed with PEA 13 on April 4, 2003.

(b)	Certificate of Trust, dated January 31, 2003, previously filed with PEA 143 on January 7, 2013.

(2)	By-laws.

(a)	By-laws of LVIP Trust, dated September 15, 2015, previously filed with PEA 165 on January 8, 2016.

(3)	N/A

(4)	Form of Agreement and Plan of Reorganization filed herewith.

(5)

Articles II, VII, and VIII of the Agreement and Declaration of Trust and Articles III, V and VI of the Amended Bylaws, incorporated by reference into Exhibits (a) and (b) hereto, define the rights of holders of shares.

(6)	Investment Advisory Contracts.

(a)	Investment Management Agreement, dated April 30, 2007, between LVIP Trust and LIAC, previously filed with PEA 41 on April 15, 2008.

(1)	Amendment to Schedule A to the Investment Management Agreement, dated June 23, 2021, between LVIP Trust and LIAC, previously filed with PEA 225 on September 7, 2021.

(b)	Investment Management Agreement, dated March 20, 2019, between LVIP BlackRock Global Allocation Fund Cayman, Ltd. and LIAC, previously filed with PEA 197 on April 25, 2019.

(c)	Reserved.

(d)	Sub-Advisory Contracts.

(1)	Sub-Advisory Agreement dated April 1, 2021, between LIAC and AllianceBernstein, L.P., previously filed with PEA 219 on April 30, 2021.

(2)	Sub-Advisory Agreement dated April 30, 2019, between LIAC and American Century Investment Management Inc., previously filed with PEA 199 on April 30, 2019.

(3)	Sub-Advisory Agreement dated June 5, 2007, between LIAC and BAMCO, Inc., pertaining to the LVIP Baron Growth Opportunities Fund, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2016, between LIAC and BAMCO, Inc., previously filed with PEA 211 on December 15, 2020.

(4)	Sub-Advisory Agreement dated March 21, 2016, between LIAC and BlackRock Advisors, LLC, previously filed with PEA 168 on April 29, 2016.

(5)	Sub-Advisory Agreement dated April 30, 2010, between LIAC and BlackRock Financial Management, Inc., previously filed with PEA 132 on April 12, 2012.

(6)	Sub-Advisory Agreement dated August 27, 2012, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 145 on April 30, 2013.

(i)	Side Letter to Sub-Advisory Agreement dated June 16, 2020, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.

(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 21, 2019, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.

(7)	Sub-Advisory Agreement dated January 1, 2017, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated September 27, 2017, between LIAC and BlackRock Investment Management, previously filed with PEA 211 on December 15, 2020.

(8)	Sub-Advisory Agreement dated July 31, 2020, between LIAC and ClearBridge Investments, LLC, previously filed with PEA 211 on December 15, 2020.

(9)	Sub-Advisory Agreement dated January 4, 2010, between LIAC and Delaware Management Company (currently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.

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(i)	Amendment to Schedule A to Sub-Advisory Agreement dated March 1, 2021, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 219 on April 30, 2021.

(10)	Reserved.

(11)	Sub-Advisory Agreement dated May 1, 2010, between LIAC and Delaware Management Company (currently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.

(12)	Sub-Advisory Agreement dated October 1, 2014, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 164 on January 8, 2016.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated May 1, 2017, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.

(13)	Assignment and Assumption of Sub-Advisory Agreements, dated June 20, 2013, between LIAC and Delaware Management Company, previously filed with PEA 204 on April 16, 2020.

(14)	Amendment to Sub-Advisory Agreements, dated January 10, 2019, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 199 on April 30, 2019.

(15)	Sub-Advisory Agreement dated May 1, 2015, between LIAC and Dimensional Fund Advisors LP, previously filed with PEA 162 on April 30, 2015.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated March 10, 2021, between LIAC and Dimensional Fund Advisers LP, previously filed with PEA 219 on April 30, 2021.

(16)	Sub-Advisory Agreement dated April 30, 2014, between LIAC and Franklin Advisers, Inc., previously filed with PEA 152 on April 30, 2014.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated April 1, 2018, between LIAC and Franklin Advisers, Inc., previously filed with PEA 186 on April 30, 2018.

(17)	Amended and Restated Sub-Advisory Agreement dated August 7, 2021, between LIAC and Franklin Advisers, Inc., previously filed with PEA 225 on September 7, 2021.

(17)	Sub-Advisory Agreement dated January 27, 2016, between LIAC and Franklin Mutual Advisers, LLC, previously filed with PEA 168 on April 29, 2016.

(19)	Sub-Advisory Agreement dated April 30, 2014, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 152 on April 30, 2014.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated April 14, 2017, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 178 on April 28, 2017.

(20)	Sub-Advisory Agreement dated February 8, 2019, between LIAC and Invesco Advisers Inc. previously filed with PEA 199 on April 30, 2019.

(21)	Sub-Advisory Agreement dated February 8, 2019, between LIAC and Invesco Capital Management LLC, previously filed with PEA 199 on April 30, 2019.

(22)	Sub-Advisory Agreement dated September 21, 2012, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 145 on April 30, 2013.

(i)	Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.

(ii)	Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.

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(iii)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2017, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 186 on April 30, 2018.

(23)	Sub-Advisory Agreement dated April 30, 2010, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.

(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and J.P. Morgan Investment Management, Inc., previously filed with PEA 211 on December 15, 2020.

(24)	Sub-Advisory Agreement dated April 30, 2018, between LIAC and Loomis, Sayles & Company, L.P., previously filed with PEA 211 on December 15, 2020.

(25)	Sub-Advisory Agreement dated October 30, 2018, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.

(26)	Sub-Advisory Agreement dated October 1, 2010, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated September 30, 2020, between LIAC Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.

(27)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LIAC Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.

(28)	Sub-Advisory Agreement dated May 1, 2016, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 168 on April 29, 2016.

(i)	Amendment to Sub-Advisory Agreement dated October 1, 2017, between Milliman Financial Risk Management LLC, previously filed with PEA 211 on December 15, 2020.

(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated May 1, 2020, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 205 on April 29, 2020.

(29)	Sub-Advisory Agreement dated March 1, 2021, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 219 on April 30, 2021.

(i)	Amendment to Schedule A to the Sub-Advisory Agreement dated June 18, 2021, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 225 on September 7, 2021.

(30)	Sub-Advisory Agreement dated July 12, 2011, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.

(31)	Sub-Advisory Agreement dated July 12, 2011, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.

4

(32)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Pacific Investment Management Company LLC, previously filed with PEA 152 on April 30, 2014.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated January 1, 2016, between LIAC and Pacific Investment Management Company LLC, previously filed with PEA 211 on December 15, 2020.

(33)	Sub-Advisory Agreement dated July 31, 2020, between LIAC and QS Investors LLC, previously filed with PEA 211 on December 15, 2020.

(34)	Sub-Advisory Agreement effective April 28, 2020 between LIAC and Schroder Investment Management North America Inc., previously filed with PEA 205 on April 29, 2020.

(35)	Sub-Advisory Agreement dated April 30, 2008 between LIAC and SSGA Funds Management, Inc., previously filed with PEA 152 on April 30, 2014.

(i)	Amendment to Schedule A to the Sub-Advisory Agreement dated November 1, 2018, between LIAC and SSGA Funds Management, Inc., previously filed with PEA 190 on September 28, 2018.

(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated April 1, 2021, between LIAC and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.

(36)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 168 on April 29, 2016.

(i)	Amendment to Schedule A to the Sub-Advisory Agreement dated February 1, 2021, between LIAC and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.

(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.

(37)	Reserved.

(38)	Sub-Advisory Agreement dated February 1, 2018 between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 182 on January 31, 2018.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated April 6, 2020, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 205 on April 29, 2020.

(39)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated September 13, 2017, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 186 from April 30, 2018.

(40)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated March 8, 2016, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 186 on April 30, 2018.

(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.

(41)	Sub-Advisory Agreement dated September 21, 2012, between LIAC and Templeton Investment Counsel, LLC, previously filed with PEA 145 on April 30, 2013.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LIAC and Templeton Investment Counsel, LLC, previously filed with PEA 211 on December 15, 2020.

(42)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and Wellington Management Company LLP, previously filed with PEA 168 on April 29, 2016.

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(43)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2017, between LIAC and Wellington Management Company, LLC, previously filed with PEA 211 on December 15, 2020.

(44)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.

(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2018, between LIAC and Wellington Management Company, LLP, previously filed with PEA 192 on October 31, 2018.

(45)	Sub-Advisory Agreement dated July 31, 2020, between LIAC and Western Asset Management Company, LLC, previously filed with PEA 211 on December 15, 2020.

(46)	Sub-Sub-Advisory Agreement dated March 13, 2017, between BlackRock Financial Management Inc. and BlackRock International Limited, previously filed with PEA 219 on April 30, 2021.

(47)

Sub-Sub-Advisory Agreement dated April  30, 2019, between Delaware Investments Fund Advisers and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), previously filed with PEA 219 on April 30, 2021.

(i)	Amendment to Sub-Sub-Advisory Agreement dated October 2, 2020, between Delaware Investments Fund Advisers and MIMAK previously filed with PEA 219 on April 30, 2021.

(ii)	Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021, between Delaware Investments Fund Advisers and Macquarie Investment MIMAK, previously filed with PEA 225 on September 7, 2021.

(48)

Sub-Sub-Advisory Agreement dated April  30, 2019, between Delaware Investments Fund Advisers and Macquarie Investment Management Global Limited (“MIMGL”), previously filed with PEA 219 on April 30, 2021.

(i)

Sub-Sub-Advisory Agreement dated April  30, 2019, between Delaware Investments Fund Advisers and Macquarie Investment Management Global Limited (“MIMGL”), previously filed with PEA 219 on April 30, 2021.

(ii)	Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMGL, previously filed with PEA 225 on September 7, 2021.

(49)

Sub-Sub-Advisory Agreement dated April  30, 2019, between Delaware Investments Fund Advisers and Macquarie Investment Management Europe Limited (“MIMEL”), previously filed with PEA 219 on April 30, 2021.

(i)	Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMEL, previously filed with PEA 225 on September 7, 2021.

(50)

Sub-Sub-Advisory Agreement dated April  30, 2019, between Delaware Investments Fund Advisers and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), previously filed with PEA 219 on April 30, 2021.

(i)	Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MFMHKL, previously filed with PEA 225 on September 7, 2021.

(51)	Sub-Sub-Advisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and K2/D&S Management Co., L.L.C, previously filed with PEA 152 on April 30, 2014.

(52)	Sub-Sub-Advisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC, previously filed with PEA 152 on April 30, 2014.

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(53)	Sub-Sub-Advisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC, previously filed with PEA 152 on April 30, 2014.

(54)

Sub-Sub-Advisory Agreement dated April  28, 2020, between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited, previously filed with PEA 219 on April 30, 2021.

(55)	Sub-Advisory Agreement between LIAC, LVIP BlackRock Global Allocation Fund Cayman Ltd., and BlackRock Investment Management, LLC, previously filed with PEA 197 on April 25, 2019.

(7)	Underwriting Contracts.

(a)	Principal Underwriting Agreement dated January 1, 2012 between LVIP Trust and LFD, previously filed with PEA 125 on April 9, 2012.

(1)	Amendment to Schedule A to Principal Underwriting Agreement dated December 15, 2020, between LVIP Trust and LFD, previously filed with PEA 211 on December 15, 2020.

(8)	N/A

(9)	Custodian Agreements.

(a)	Mutual Fund Custody and Services Agreement dated June 19, 2018, between LVIP Trust and State Street Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.

(1)	Amendment to Appendix A to Mutual Fund Custody Agreement dated December 29, 2020, between LVIP Trust and State Street Bank and Trust Company, previously filed with PEA 225 on September 7, 2021.

(10)	Rule 12b-1 Plan and Rule 18f-3 Plan.

(a)	Service Class Distribution and Service Plan, previously filed with PEA 141 on August 27, 2012.

(1)	Amendment to Schedule I of the Service Class Distribution and Service Plan dated May 1, 2021, previously filed with PEA 225 on September 7, 2021.

(b)	Distribution Services Agreement dated May 1, 2008 between LVIP Trust and LFD, previously filed with PEA 141 on August 27, 2012.

(1)	Amendment to Schedule A to the Distribution Services Agreement, dated May 1, 2021, between LVIP Trust and LFD, previously filed with PEA 225 on September 7, 2021.

(c)	Rule 18f-3 Multiple Class Plan approved September 15, 2015, previously filed with PEA 165 on January 8, 2016.

(11)	Legal Opinion.

(a)	Legal Opinion of Counsel dated April 1, 2003 regarding issuance of shares, previously filed with PEA 13 on April 4, 2003.

(b)	Legal Opinion of Counsel dated April 27, 2007 regarding issuance of shares, previously filed with PEA 41 on April 15, 2008.

(c)	Legal Opinion of Counsel dated March 15, 2022, filed herewith.

(12)	N/A

(13)	Other Material Contracts.

(a)

Fund Accounting and Financial Administration Agreement dated June 19, 2018, between LVIP Trust and State Street Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.

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(1)

Amendment to Annex I to Fund Accounting and Financial Administration Agreement dated December 29, 2020, between LVIP Trust and State Street Bank and Trust Company, previously filed with PEA 225 on September 7, 2021.

(b)	Administration Agreement dated January 1, 2015, between LVIP Trust and Lincoln Life, previously filed with PEA 175 on January 6, 2015.

(1)	Amendment to Administration Agreement dated May 1, 2017, between LVIP Trust and Lincoln Life, previously filed with PEA 186 on April 30, 2018.

(c)	Amended and Restated Expense Limitation Agreement dated April 26, 2019, between LIAC and LVIP Trust, previously filed with PEA 197 on April 25, 2017.

(1)	Amendment to Schedule A of Amended and Restated Expense Limitation Agreement dated March 10, 2021 between LIAC and LVIP Trust, previously filed with PEA 219 on April 30, 2021.

(d)	Advisory Fee Waiver Agreement dated March 7, 2013, between LIAC and LVIP Trust, previously filed with PEA 145 on April 30, 2013.

(1)	Amendment to Schedule A to the Advisory Fee Waiver Agreement dated March 10, 2021, between LIAC and LVIP Trust, previously filed with PEA 219 on April 30, 2021.

(e)	Administrative Services Agreement dated July 30, 2010 between Capital Research and Management Company and LIAC(10)

(f)	Consulting Agreements

(1)	Consulting Agreement dated April 29, 2011, between LIAC and The Vanguard Group Inc., previously filed with PEA 129 on April 11, 2012.

(2)	Consulting Agreement dated January 1, 2018, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 186 on April 30, 2018.

(g)	Participation Agreements

(1)	Fund Participation Agreement dated May 1, 2003, between Lincoln Life and LVIP Trust, previously filed with PEA 13 on April 4, 2003.

(2)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln Life and LVIP Trust, previously filed with PEA 152 on April 30, 2014.

(3)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln New York and LVIP Trust, previously filed with PEA 13 on April 4, 2003.

(4)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln New York and LVIP Trust, previously filed with PEA 152 on April 30, 2014.

(5)

Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, Great-West Life & Annuity Insurance Company, and First-Great West Life & Annuity Insurance Company, previously filed with PEA 41 on April 15, 2008.

(6)

Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York, previously filed with PEA 225 on September 7, 2021.

(7)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Nationwide Financial Services, Inc., previously filed with PEA 41 on April 15, 2008.

(8)	Amendment to Fund Participation Agreement dated November 19, 2019 between LVIP Trust, LIAC, LFD and Nationwide Financial Services, Inc., previously filed with PEA 225 on September 7, 2021.

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(9)	Amendment to Fund Participation Agreement dated March 10, 2009 between LVIP Trust, LIAC, LFD and Nationwide Financial Services, Inc., previously filed with PEA 225 on September 7, 2021.

(10)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and New York Life Insurance and Annuity Corporation, previously filed with PEA 41 on April 15, 2008.

(11)	Amendment to Fund Participation Agreement dated April 30, 2012 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.

(12)	Amendment to Fund Participation Agreement dated April 1, 2013 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.

(13)	Amendment to Fund Participation Agreement dated May 1, 2018 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.

(14)	Amendment to Fund Participation Agreement dated November 1, 2019 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.

(15)	Amendment to Fund Participation Agreement dated April 10, 2021 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.

(16)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, Lincoln Investment Advisors and RiverSource Life Insurance Company, previously filed with PEA 41 on April 15, 2008.

(17)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Standard Insurance Company, previously filed with PEA 41 on April 15, 2008.

(18)

Fund Participation Agreement dated July 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, LIAC, American Funds Insurance Series, Capital Research and Management Company, Capital Income Builder, Intermediate Bond Fund of America, Short-Term Bond Fund of America and American Funds Service Company, previously filed with PEA 104 on April 12, 2011.

(19)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and AIG Life Insurance Company, previously filed with PEA 99 on April 6, 2011.

(20)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American International Life Assurance Company of New York, previously filed with PEA 99 on April 6, 2011.

(21)

Assignment dated November  30, 2010 of Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American International Life Assurance Company of New York to United States Life Insurance Company in the City of New York, previously filed with PEA 99 on April 6, 2011.

(22)	Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and American General Life Insurance Company, previously filed with PEA 225 on September 7, 2021.

(23)

Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and The United States Life Insurance Company in the City of New York, previously filed with PEA 225 on September 7, 2021.

(24)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and Commonwealth Annuity and Life Insurance Company, previously filed with PEA 99 on April 6, 2011.

(25)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and First Allmerica Financial Life Insurance Company, previously filed with PEA 99 on April 6, 2011.

(26)	Fund Participation Agreement dated April 26, 2021 between LVIP Trust, LFD, LIAC and Principal National Life Insurance Company, previously filed with PEA 225 on September 7, 2021.

(27)	Fund Participation Agreement dated April 30, 2021 between LVIP Trust, LFD, LIAC and The Guardian Insurance & Annuity Company, Inc., previously filed with PEA 225 on September 7, 2021.

9

(28)

Master Fund Participation Agreement dated June 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, previously filed with PEA 103 on April 12, 2011.

(29)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940, previously filed with PEA 152 on April 30, 2014.

(30)	Form of Fund of Funds Operational Participation Agreement, previously filed with PEA 152 on April 30, 2014.

(h)	Form of Indemnification Agreement, previously filed with PEA 125 on April 9, 2012.

(14)	Consent of Independent Registered Public Accounting Firm dated March 15, 2022, filed herewith.

(15)	N/A

(16)	Power of Attorney dated March 8, 2022, filed herewith.

(17)	Codes of Ethics.

(a)	Code of Ethics for LVIP Trust and LIAC, previously filed with PEA 205 on April 29, 2020.

(b)	Code of Ethics for LFD, previously filed with PEA 205 on April 29, 2020.

(c)	Code of Ethics for BlackRock affiliated companies, previously filed with PEA 219 on April 30, 2021.

Item 17. Undertakings

Not applicable

10

SIGNATURE PAGE

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne and State of Indiana, on this 15th day of March, 2022.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Jayson R. Bronchetti
Jayson R. Bronchetti
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 15, 2022.

Signature	Title

By: /s/ Jayson R. Bronchetti Jayson R. Bronchetti	Chairman of the Board, Trustee, and President (Principal Executive Officer)

By: /s/ William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)

/s/ Steve A. Cobb* Steve A. Cobb	Trustee

/s/ Ken C. Joseph* Ken C. Joseph	Trustee

/s/ Barbara L. Lamb* Barbara L. Lamb	Trustee

/s/ Gary D. Lemon* Gary D. Lemon	Trustee

/s/ Thomas A. Leonard* Thomas A. Leonard	Trustee

/s/ Charles I. Plosser* Charles I. Plosser	Trustee

/s/ Pamela L. Salaway* Pamela L. Salaway	Trustee

/s/ Manisha A. Thakor* Manisha A. Thakor	Trustee

/s/ Brian W. Wixted* Brian W. Wixted	Trustee

/s/ Nancy B. Wolcott* Nancy B. Wolcott	Trustee

By: /s/ Jayson R. Bronchetti Jayson R. Bronchetti	Attorney-in-Fact

* Pursuant to a Power of Attorney filed herewith.